[LOGO]


Indenture Trustee
State Street Bank & Trust Company
777 Main Street, 11th Floor
Hartford, CT 06115

Re: Newcourt Receivables Asset Trust, Series 1996-1
Re: Newcourt Receivables Asset Trust, Series 1996-2
Re: Newcourt Receivables Asset Trust, Series 1996-3

1) The Monthly Servicer Certificate for the Collection Period ended February 28, 1998 accurately reflects the Collections made during this reporting period in accordance with the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

2) Newcourt Credit Group Inc., as Servicer, has complied with all of the covenants and other requirements contained in the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

3) No Event of Default or Restricting Event has occurred during the reporting period and none is continuing as at the end of the reporting period.

Dated at Toronto, Ontario this 17th day of March, 1998.

Newcourt Credit Group Inc.,
as Servicer



By: /s/ Daniel A. Jauernig
    -----------------------------------
    Daniel A. Jauernig
    Senior Vice President and Treasurer

cc. Issuer Trustee, Chemical Bank Delaware
    Underwriter, First Union Capital Markets Group
    Standard & Poor's

                                                                                                               February 1998

Newcourt Receivables Asset Trust                                                                                      Master Trust
Monthly Servicer Certificate -- Accounts                               Collection      Reserve      Cash Collateral   Distribution
                                                                         Account       Account          Account         Account
----------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances                                                    0.00   2,500,696.55    1,227,440.12            0.00
Investment Earnings                                                      75,671.51      14,006.19       6,410.06
Deposit to Collections                                                        0.00                          0.00
Withdraw in Excess of Required Balance                                                                (27,433.47)

COLLECTION ACCOUNT

Collections [4.3 a]                                                  12,510,846.94
Add: Servicer Advances [4.3 b]                                        1,525,796.15
Add: Liquidation Proceeds from Servicer                                       0.00
Less: Collections to reimburse Servicer Advances [4.3 c]               (607,652.28)

Less: Investment Earnings to Newcourt [4.2 e]                           (75,671.51)    (14,006.19)     (6,410.06)
----------------------------------------------------------------------------------------------------------------------------------
AVAILABLE AMOUNT                                                    (13,428,990.81)                                  13,428,990.31

PAYMENTS ON PAYMENT DATE
 (A)     Unreimbursed Servicer Advances [4.3 d i]                             0.00                                            0.00
 (B)     Servicing Fee [4.3 d ii]                                      (125,034.83)                                     125,034.83
 (C)     Amount owed to Hedging Counterparty [4.3 d iii]                      0.00                                            0.00
 (D)     Series Available Amount to each Series of Notes [4.3 d iv]                                                  13,303,955.98
     (1) Class A Interest [4.3 d iv A]                               (1,216,050.90)
     (2) Class B Interest [4.3 d iv B]                                  (84,936.71)
     (3) Class A Principal [4.3 d iv C]                             (11,432,192.14)
     (4) Deposit Reserve Account [4.3 d iv D]                                 0.00           0.00
         Repayment Newcourt Advance                                           0.00    (118,984.77)
     (5) Class C Interest [4.3 d iv E]                                 (104,491.85)
     (6) Class B Principal [4.3 d iv F]                                (233,142.19)
     (7) Class C Principal [4.3 d iv G]                                (233,142.19)
     (8) Class A Accelerated Principal Payment [4.3 d iv H]                   0.00
     (9) Class B Accelerated Principal Payment [4.3 d iv I]                   0.00
    (10) Pay to Hedging Counterparty [4.3 d iv J]                             0.00
    (11) Class C Accelerated Principal Payment [4.3 d iv K]                   0.00

         Subtotal                                                             0.00

Distributions to Noteholders                                        (13,428,990.81)                                    125,054.83

Ending Balance                                                               (0.00)  2,381,711.78   1,210,806.65            (0.00)

Newcourt Receivables Asset Trust
Monthly Servicer Certificate -- Accounts                                                                         February 1998

                                                                            Series 1996-1      Series 1996-2     Series 1996-3
------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances
Investment Earnings
Deposit to Collections
Withdraw in Excess of Required Balance

COLLECTION ACCOUNT

Collections [4.3 a]
Add: Servicer Advances [4.3 b]
Add: Liquidation Proceeds from Servicer
Less: Collections to reimburse Servicer Advances [4.3 c]

Less: Investment Earnings to Newcourt [4.2 e]
------------------------------------------------------------------------------------------------------------------------------
AVAILABLE AMOUNT

PAYMENTS ON PAYMENT DATE
 (A)     Unreimbursed Servicer Advances [4.3 d i]
 (B)     Servicing Fee [4.3 d ii]
 (C)     Amount owed to Hedging Counterparty [4.3 d iii]
 (D)     Series Available Amount to each Series of Notes [4.3 d iv]          2,586,237.78       4,983,760.17      5,733,958.03
     (1) Class A Interest [4.3 d iv A]                                         252,302.34         447,552.06        516,196.50
     (2) Class B Interest [4.3 d iv B]                                          19,623.71          31,106.03         34,206.97
     (3) Class A Principal [4.3 d iv C]                                      2,455,238.41       4,261,424.79      4,715,528.94
     (4) Deposit Reserve Account [4.3 d iv D]                                        0.00               0.00              0.00
         Repayment Newcourt Advance
     (5) Class C Interest [4.3 d iv E]                                          23,584.94          38,036.82         42,870.09
     (6) Class B Principal [4.3 d iv F]                                         51,960.25          91,676.17         89,505.77
     (7) Class C Principal [4.3 d iv G]                                         51,960.25          91,676.17         89,505.77
     (8) Class A Accelerated Principal Payment [4.3 d iv H]                          0.00               0.00              0.00
     (9) Class B Accelerated Principal Payment [4.3 d iv I]                          0.00               0.00              0.00
    (10) Pay to Hedging Counterparty [4.3 d iv J]                                    0.00               0.00              0.00
    (11) Class C Accelerated Principal Payment [4.3 d iv K]                          0.00               0.00              0.00

         Subtotal

Distributions to Noteholders                                                 2,854,669.90       4,961,472.04      5,487,814.04

Ending Balance

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules


                                                                                                               February 1998

Prior Month's Series ADCB Reconciliation                                    Series 1996-1      Series 1996-2      Series 1996-3
----------------------------------------                                    -------------      --------------     --------------
    Previous Period Current Month Series ADCB                               52,111,370.12       90,250,906.82     113,786,234.55
    Less: Previous Period's Prepayments                                      1,025,417.92        1,759,380.08       2,130,503.16
    Less: Previous Period's Defaults                                           241,866.86          415,371.32         506,317.30

    Prior Month Series ADCB (reported this period)                          50,844,085.34       88,076,155.42     111,149,414.09

Class A Interest Schedule                                                   Series 1996-1      Series 1996-2      Series 1996-3
-------------------------                                                   -------------      --------------     --------------
    Opening Class A Principal Balance                                       44,589,514.76       78,175,032.07      99,268,556.82
    Class A Interest Rate                                                           6.79%               6.87%              6.24%
    30/360* Class A Interest Rate                                                   0.57%               0.57%              0.52%
    Current Class A Interest Distribution                                      252,302.34          447,552.06         516,196.50
    Prior Class A Interest Arrearage                                                 0.00                0.00               0.00

    Class A Interest Due                                                       252,302.34          447,552.06         516,196.50

Class A Principal Schedule                                                  Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------
    Opening Class A Principal Balance                                       44,589,514.76       78,175,032.07      99,268,556.82
    Prior Months Series ADCB                                                50,844,085.34       88,076,155.42     111,149,414.09
    Current Months Series ADCB                                              49,545,079.08       85,784,251.11     108,911,769.87
                                                                            -------------      --------------     --------------
                                                  Difference                 1,299,006.26        2,291,904.31       2,237,644.22
                                                  Class A Share                    92.00%              92.00%             92.00%
                                                  Scheduled Principal Due    1,195,085.76        2,108,551.97       2,058,632.68

    Current Prepayments                                                      1,034,714.99        1,761,078.62       2,169,104.25
    Current Defaults                                                           225,437.66          391,794.20         487,792.01

                                                  Class A Total Due          2,455,238.41        4,261,424.79       4,715,528.94

    Prior Class A Arrearage                                                          0.00                0.00               0.00

    Class C Principal Due                                                    2,455,238.41        4,261,424.79       4,715,528.94

    Class A Principal Distribution                                           2,455,238.41        4,261,424.79       4,715,528.94

    Current Class A Arrearage                                                        0.00                0.00               0.00

    Interim Class A Principal Balance after Current Disbribution            42,134,276.35       73,913,607.28      94,553,027.88

    Accelerated Class A Distribution Amount                                          0.00                0.00               0.00

    Ending Class A Principal Balance after Current Distribution             42,134,276.35       73,913,607.28      94,553,027.88

Class B Interest Schedule                                                   Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------

    Opening Class B Principal Balance                                        3,127,285.15        4,950,561.61       5,940,428.64
    Class B Interest Rate                                                           7.53%               7.54%              6.91%
    30/360*Class B Interest Rate                                                    0.63%               0.63%              0.58%
    Current Class B Interest Distribution                                       19,623.71           31,106.03          34,206.97
    Prior Class B Interest Arrearage                                                 0.00                0.00               0.00

    Class B Interest Due                                                        19,623.71           31,106.03          34,206.97

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules

                                                                                                                  February 1998

Class B Principal Schedule                                                  Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------
    Opening Class B Principal Balance                                        3,127,285.15        4,950,561.61       5,940,428.64
    Prior Months Series ADCB                                                50,844,085.34       88,076,155.42     111,149,414.09
    Current Months Series ADCB                                              49,545,079.08       85,784,251.11     108,911,769.87
                                                                            -------------      --------------     --------------
                                                  Difference                 1,299,006.26        2,291,904.31       2,237,644.22
                                                  Class B Share                     4.00%               4.00%              4.00%
                                                  Scheduled Principal Due       51,960.25           91,676.17          89,505.77

    Current Prepayments                                                              0.00                0.00               0.00
    Current Defaults                                                                 0.00                0.00               0.00

                                                  Class B Total Due             51,960.25           91,676.17           89,505.77

    Prior Class B Arrearage                                                          0.00                0.00               0.00

    Class B Principal Due                                                       51,960.25           91,676.17           89,505.77

    Class B Principal Distribution                                              51,960.25           91,676.17           89,505.77

    Current Class B Arrearage                                                        0.00                0.00               0.00

    Interim Class B Principal Balance after Current Distribution             3,075,324.90        4,858,885.44       5,850,922.87

    Accelerated Class B Distribution Amount                                          0.00                0.00               0.00

    Ending Class B Principal Balance after Current Distribution              3,075,324.90        4,858,885.44       5,850,922.87

Class C Interest Schedule
-------------------------
    Opening Class C Principal Balance                                        3,127,285.15        4,950,561.61       5,940,428.64
    Class C Interest Rate                                                           9.05%               9.22%              8.66%
    30/360*Class C Interest Rate                                                    0.75%               0.77%              0.72%
    Current Class C Interest Distribution                                       23,584.94           38,036.82          42,870.09
    Prior Class C Interest Arrearage                                                 0.00                0.00               0.00
    Class C Default Rate                                                           10.05%              10.22%              9.66%
    30/360*Class C Interest Default Rate                                            0.84%               0.85%              0.81%
    Interest on Interest Arrearage                                                   0.00                0.00               0.00

    Class C Interest Due                                                        23,584.94           38,036.82          42,870.09

    Class C Interest Paid                                                       23,584.94           38,036.82          42,870.09
    Class C Interest Arrearage                                                       0.00                0.00               0.00

Class C Principal Schedule
--------------------------
    Opening Class C Principal Balance                                        3,127,285.15        4,950,561.61       5,940,428.64
    Prior Months Series ADCB                                                50,844,085.34       88,076,155.42     111,149,414.09
    Current Months Series ADCB                                              49,545,079.08       85,784,251.11     108,911,769.87
                                                                            -------------      --------------     --------------
                                                  Difference                 1,299,006.26        2,291,904.31       2,237,644.22
                                                  Class C Share                     4.00%               4.00%              4.00%
                                                  Scheduled Principal Due       51,960.25           91,676.17          89,505.77

    Prior Class C Arrearage                                                          0.00                0.00               0.00

    Class C Principal Due                                                       51,960.25           91,676.17          89,505.77

    Class C Principal Distribution                                              51,960.25           91,676.17          89,505.77

    Current Class C Arrearage                                                        0.00                0.00               0.00

    Interim Class C Principal Balance after Current Disbribution             3,075,324.90        4,858,885.44       5,850,922.87

    Accelerated Class C Distribution Amount                                          0.00                0.00               0.00

    Ending Class C Principal Balance after Current Distribution              3,075,324.90        4,858,885.44       5,850,922.87

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules


                                                                                                          February 1998

Servicing Fee Schedule
----------------------
    Contract Pool ADCB                                  250,069,654.85
    Servicing Rate                                               0.60%
    Monthly Servicing Rate                                       0.05%
    Prior Servicing Fee Arrearage                                 0.00
    Current Servicer Fee                                    125,034.83
    Servicer Fee Due                                        125,034.83
    Current Servicing Fee Arrearage                               0.00


Reserve Account Schedule                               Reserve Account      Series 1996-1      Series 1996-2      Series 1996-3
-------------------------                              ---------------      -------------      --------------     --------------
    Prior Month Balance                                   2,500,696.55
    Series ADCB                                         238,171,178.33
    Required Balance (Series ADCB* 1.00%)                 2,381,711.78
    Current Period Draw on Reserve                                0.00
    Required Deposits to Reserve Account                                             0.00                0.00               0.00
    Actual Deposit to Reserve Account                                                0.00                0.00               0.00
    Newcourt Advance Released from Reserve Account         (118,984.77)
    Ending Reserve Account Balance                        2,381,711.78
                                                        ---------------
Cash Collateral Account Schedule
--------------------------------

    Prior Month Balance                                   1,227,440.12
    Required Balance                                      1,200,006.65
    Withdraw from Cash Collateral Account                   (27,433.47)

                                                                 February 1998

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Restricting Events

Restricting Event Calculations


   (1)  Event of Default under the Servicing Agreement (Yes/No)      no

        (a) ADCB Delinquencies
            3 Months Rolling Avg. ADCB                           250,998,532

            Delinquency Ratio                                          0.76%

            Maximum Delinquency Ratio                                  2.00%

        (b) Annualized ADCB Defaulted Contracts Ratio                  0.41%

            Maximum Default Ratio                                      1.00%

        (c) Reserve plus APB Subordination                            no

        (d) Restricting Event under any Indenture                     no


Portfolio Performance Tests

                                               1 month prior  2 month prior  3 month prior  4 month prior  5 month prior
                                      Current     (yes/no)       (yes/no)       (yes/no)       (yes/no)       (yes/no)
                 Event of Default:      no          no             no             no             no             no



                                                                 Monthly      Weighted
Delinquencies                     Delinquencies     ADCB      Delinquencies    Average
                                  -------------     ----      -------------   ---------
              0    2 months prior    1,969,589   264,754,764      0.74%         0.26%
                   1 month prior     1,867,188   250,069,655      0.75%         0.25%
                   Current           1,866,046   238,171,178      0.78%         0.25%
                                                                  -----         -----
                                                                  0.70%         0.70%

                                    Delinquencies Ratio:          0.76%
                                    Maximum Delinquenciy Ratio:   2.00%


                                                               Monthly
Charge-Offs                         Charge-Offs     ADCB       Defaults
              0                     -----------     ----       --------
                   5 months prior     120,593    308,172,109     0.04%
                   4 months prior      69,074    293,296,810     0.02%
                   3 months prior      94,633    279,231,275     0.03%
                   2 months prior     138,212    264,754,764     0.05%
                   1 month prior       84,627    250,069,655     0.03%
                   Current             49,639    238,171,178     0.02%
                                      -------  -------------    -----
                                      556,778  1,633,695,791     0.03%

                   Average ADCB                              272,282,632
                   Annualized Maximum Charge-Off Ratio:            1.00%
                                                                   -----
                   1% of Average ADCB                          2,722,826
                   Sum of Charge-Offs *2                       1,113,556
                   Annualized Charge-Off Ratio:                    0.41%

Series 1996-1 Enhancement Floor
             0
                   Enhancement Floor                           2,925,889

                   Amounts on deposit in Reserve Account       2,381,712
                   Series Allocation Percentage                   19.64%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                          6,150,650
                                                               ---------
                                                               6,613,646

Series 1996-2 Enhancement Floor
             0
                   Enhancement Floor                           4,152,983

                   Amounts on deposit in the Reserve Account   2,381,712
                   Series Allocation Percentage                   37.46%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                          9,717,771
                                                               ---------
                                                              10,609,978

Series 1996-3 Enhancement Floor
             0
                   Enhancement Floor                           4,602,054

                   Amounts on deposit in the Reserve Account   2,381,712
                   Series Allocation Percentage                   43.10%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                         11,791,846
                                                              ----------
                                                              12,728,355

Newcourt Receivables Asset Trust                               February 1998
Monthly Servicer Certificate - Certificate Schedules


CERTIFICATE FACTORS

                                           Series 1996-1  Series 1996-2 Series 1996-3

                                  CUSIP#     #65118YAA5     #65118YAD9    #65118YAG2
         Class A
         --------
  Current A Balance                          42,134,276      73,913,607    94,553,028
  Initial A Balance                         119,656,814     169,810,862   188,172,873

  Certificate Factor:                       0.352126009     0.435270196   0.502479589
  Principal Factor (per thousand):         20.519002035    25.095124865  25.059557548
  Interest Factor (per thousand):           2.108549706     2.635591471   2.743203586

                                  CUSIP#     #65118YAB3     #651184AE7    #65118YAH0
         Class B
         --------

  Current B Balance                           3,075,325     4,858,885     5,850,923
  Initial B Balance                           5,202,470     7,383,081     8,181,429


  Certificate Factor:                       0.591127849    0.658110816   0.715146812
  Principal Factor (per thousand):          9.987611654   12.417061446  10.940114496
  Interest Factor (per thousand):           3.771998685    4.213150330   4.181050768


                                  CUSIP#     #65118YAC1     #651184AF4    #65118YAJ6
         Class C
         --------

  Current C Balance                           3,075,325      4,858,885     5,850,923
  Initial C Balance                           5,202,470      7,383,081     8,181,429


  Certificate Factor:                       0.591127849    0.658110816   0.715146812
  Principal Factor (per thousand):          9.987611654   12.417061446  10.940114496
  Interest Factor (per thousand):           4.533412014    5.151889866   5.239926913


DELINQUENCIES

                                                      Monthly
                       Delinquencies     ADCB      Delinquencies
                       -------------     ----      -------------
  Current              226,079,866    238,171,178     94.92%
  31-60 Days Past Due   10,225,266    238,171,178      4.29%
  61-90 Days Past Due    1,866,046    238,171,178      0.78%
